UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 12, 2012

PERVASIVE SOFTWARE INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23043	74-2693793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12365 Riata Trace Parkway

Building B, Austin, Texas 78727

(Address of principal executive offices, including zip code)

(512) 231-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2012 Annual Meeting, the stockholders of Pervasive Software Inc. (the “Company”) re-elected the following individuals as Class III Directors to serve on the Board of Directors. Each Class III Director will serve until the Company’s 2015 Annual Meeting, or until his successor is duly elected and qualified.

		Votes	Broker
Nominee	Votes For	Withheld	Non-Votes
David A. Boucher	12,477,160	182,765	2,126,199
Jeffrey S. Hawn	12,487,205	172,720	2,126,199
Michael E. Hoskins	12,397,258	262,667	2,126,199

In addition, the stockholders voted on a proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent auditor for the fiscal year ending June 30, 2013 which was approved based upon the following votes:

Votes for	14,736,410
Votes against	21,004
Abstentions	28,710

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERVASIVE SOFTWARE INC.

By:	/s/ Randy Jonkers
Randy Jonkers Chief Financial Officer

Date: November 15, 2012